UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2006
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously reported, Santa Monica Partners, LP and its affiliates (“Santa Monica”) recently requested the New York Supreme Court, Westchester County (the “Court”), to enjoin Warwick Valley Telephone Company (the “Company”) from enforcing the advance notice provision of the Company’s By-Laws.
The Company’s By-Laws require shareholders who wish to nominate directors or present other proposals at the Company’s Annual Meeting to give advance notice to the Company. The cut-off date for shareholder nominees and other proposals for the 2006 Annual Meeting (scheduled to be held on April 28, 2006) was November 28, 2005. Santa Monica nominated two candidates for positions on the Company’s Board of Directors in the class of 2007 in early April.
The Company has what is known as a “staggered” or “classified” board. At the 2006 Annual Meeting, three directors in the class of 2006 are standing for election as well as two directors in the class of 2007. Two directors in the class of 2007 and one in the class of 2006 resigned in February 2006. As specified in the Company’s By-Laws, the vacancies were filled by the Company’s Board in March. Under New York law, even with a classified board, replacement directors must be voted on by the shareholders at the next annual meeting.
On April 26, 2006 the Court ordered the Company, in effect, not to enforce its advance notice provision with regard to the candidates nominated by Santa Monica for the class of 2007 and to count any votes otherwise properly cast for those nominees. It also required Santa Monica to post an undertaking in the amount of $25,000 to cover any “damages, costs and expenses” of the Company “in the event that it is later determined that the preliminary injunction should not have been issued.”
Although the Company believes that the Court erred in issuing the injunction, the Company will of course comply with the Court’s order. However, the Company is continuing to consider the other legal remedies that remain available to it.
A press release regarding this matter has been issued by the Company, is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1 Press Release entitled “Warwick Valley Telephone to Comply with Court Order Regarding Santa Monica Nominations for Directors in 2007 Class,” dated April 27, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)

Date: April 27, 2006	By:	/s/ Herbert Gareiss, Jr.

	Name:	Herbert Gareiss, Jr.
	Title:	President

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “Warwick Valley Telephone to Comply with Court Order Regarding Santa Monica Nominations for Directors in 2007 Class,” dated April 27, 2006.